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EXHIBIT 24.1

POWERS OF ATTORNEY

POWER OF ATTORNEY

        The undersigned, Claire L. Arnold, hereby constitutes and appoints John W. Rumely, Jr. and Paul C. Roberts, or either of them, her true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2003, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2004	/s/ CLAIRE L. ARNOLD Claire L. Arnold

POWER OF ATTORNEY

        The undersigned, K.C. Caldabaugh, hereby constitutes and appoints John W. Rumely, Jr. and Paul C. Roberts, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2003, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2004	/s/ K.C. CALDABAUGH K.C. Caldabaugh

POWER OF ATTORNEY

        The undersigned, Laurent G. Chambaz, hereby constitutes and appoints John W. Rumely, Jr. and Paul C. Roberts, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2003, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2004	/s/ LAURENT G. CHAMBAZ Laurent G. Chambaz

POWER OF ATTORNEY

        The undersigned, Richard D. Jackson, hereby constitutes and appoints John W. Rumely, Jr. and Paul C. Roberts, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2003, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2004	/s/ RICHARD D. JACKSON Richard D. Jackson

POWER OF ATTORNEY

        The undersigned, Leonard J. Kujawa, hereby constitutes and appoints John W. Rumely, Jr. and Paul C. Roberts, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2003, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2004	/s/ LEONARD J. KUJAWA Leonard J. Kujawa

POWER OF ATTORNEY

        The undersigned, Jean-Pierre Le Hétêt, hereby constitutes and appoints John W. Rumely, Jr. and Paul C. Roberts, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2003, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2004	/s/ JEAN-PIERRE LE HÉTÊT Jean-Pierre Le Hétêt

POWER OF ATTORNEY

        The undersigned, Larry B. Stillman, hereby constitutes and appoints John W. Rumely, Jr. and Paul C. Roberts, or either of them, his true and lawful attorneys-in-fact and agents, with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Schweitzer-Mauduit International, Inc. for the fiscal year ended December 31, 2003, and any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Dated this 26th day of February, 2004	/s/ LARRY B. STILLMAN Larry B. Stillman

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